UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amended and restated Form 8-K has been filed to provide on Exhibit 99.2 the reconciliation of a non-GAAP financial measure (Adjusted EBITDA) to a GAAP financial measure (Net Income) in addition to the reconciliations included by the Registrant in a presentation used in the Registrant's investor meetings from November 7, 2011 to November 10, 2011.
Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.
On November 7, 2011, Smithfield Foods, Inc. (the "Company") announced that C. Larry Pope, president and chief executive officer, and Robert W. Manly, executive vice president and chief financial officer, of the Company would hold investor meetings in New York, New York; Boston, Massachusetts; and Chicago, Illinois from November 7, 2011 to November 10, 2011. The slides used in these meetings are furnished herewith as Exhibit 99.1 and are incorporated by reference herein.
The presentation contains certain non-GAAP financial information about the Company. The Company has included reconciliations of non-GAAP financial measures to GAAP financial measures in the presentation and as an exhibit to this Form 8-K.
The non-GAAP financial measures in the presentation use financial measures computed in accordance with GAAP as a starting point. The GAAP measures are adjusted by the impact of certain significant items to arrive at the non-GAAP financial measures. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting our historical financial performance and projected future operating results. This combined view of GAAP and non-GAAP measures also provides greater transparency of underlying profit trends and better comparability of results across periods. Additionally, investors frequently request information from management regarding significant items and management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors' ability to assess our historical performance and to project future financial performance. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses and in planning for and forecasting financial results for future periods.
Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Slides used in the Company's investor meetings from November 7, 2011 to November 10, 2011.

99.2	Reconciliation of non-GAAP financial measures to GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: March 8, 2012	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Slides used in the Company's investor meetings from November 7, 2011 to November 10, 2011.

Exhibit 99.2	Reconciliation of non-GAAP financial measures to GAAP financial measures.